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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-05977) of Orthodontic Centers of America, Inc. and in the related Prospectus of our report dated February 13, 1997, with respect to the consolidated financial statements of Orthodontic Centers of America, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1996.

                                            Ernst & Young LLP

New Orleans, Louisiana
March 26, 1997